Exhibit 99.1

AV Homes Reports Financial Results for Fourth Quarter 2013

Earnings per share increased to $0.08

Homebuilding revenue increased 72% to $45.2 million

Home closings increased 68% to 171

Scottsdale, AZ (March 13, 2014) – AV Homes, Inc. (Nasdaq: AVHI) (“AV Homes” or the “Company”) a developer and builder of active adult and conventional home communities in Arizona, Florida and North Carolina, today announced results for its fourth quarter and full year ended December 31, 2013. AV Homes reported fourth quarter net income of $1.8 million, or $0.08 per share, compared to a net loss of ($58.9) million, or ($4.67) per share in the fourth quarter of 2012, which included a non-cash impairment charge of ($51.7) million. Total revenue for the fourth quarter of 2013 increased 63% to $54.0 million from $33.2 million in the fourth quarter of 2012.

Roger A. Cregg, President and Chief Executive Officer, commented, “2013 was a very good year for AV Homes, with homebuilding revenue growing by 65% and net new orders increasing 18%, homes delivered up by 57%, improving gross margin by 550 basis points, and significantly improving our SG&A leverage, each improving over 2012 performance. While the improving housing market contributed to these results, they also reflect our strategic efforts to improve our operational performance and expand our presence in our core markets.” Mr. Cregg continued, “We are entering 2014 with newly acquired land positions for deliveries in the year, a strong balance sheet ending 2013 with $145 million in cash and a low debt-to-total capital ratio. We remain optimistic about our business and continue to focus on improving our profitability.”

The increase in total revenue for the fourth quarter of 2013 compared to the prior year period included a 72% increase in total homebuilding-related revenue to $45.2 million, and a $0.9 million increase in land sales to $6.7 million. The increase in homebuilding revenue was driven by strong volume increases and improved selling prices. During the fourth quarter of 2013, the Company closed on 171 homes, a 68% increase from the 102 homes closed during the fourth quarter of 2012, and the average unit price per closing rose 6.0% to $249,000 from $235,000 in the fourth quarter of 2012.

The number of new housing contracts signed, net of cancellations, during the three months ended December 31, 2013 increased 21% to 105 units, compared to 87 units during the same period in 2012. The dollar value of the contracts signed during the fourth quarter increased 31% to $24.2 million, compared to $18.6 million during the same period one year ago. The backlog of homes under contract but not yet closed at December 31, 2013 decreased 10% to 167 units, representing a dollar volume of $39.9 million, compared to 185 units with a dollar volume of $43.1 million at December 31, 2012.

Results for the Year ended December 31, 2013

For the year ended December 31, 2013, the Company reported a net loss to common stockholders of $9.5 million, or a loss of $1.34 per share, on revenues of $143.7 million. For loss per share calculation purposes, net loss attributable to common stockholders for 2013 was $21.4 million, which includes a reduction of $11.9 million, or $0.75 per share, for deemed dividends related to the recognition of a beneficial conversion feature embedded in the convertible preferred stock issued in connection with the $135 million investment made by TPG in June, which converted to common stock in the third quarter of 2013. This non-cash item was recorded in accordance with ASC 470-20 and has no net impact on total stockholders’ equity or book value. This compares to a net loss to common stockholders of $90.2 million, or $7.19 per share, on revenues of $107.5 million for the year ended December 31, 2012. The net loss to common stockholders in 2012 includes a non-cash impairment charge of $59.0 million.

Total revenue for the year ended December 31, 2013 increased 34% to $143.7 million compared to the prior year, including a 58% increase in total homebuilding-related revenue to $124.7 million, partially offset by a $10.3 million decrease in land sales. The increase in homebuilding revenue was driven by strong volume increases and improved selling prices. During 2013, the Company reported 481 home closings, a 57% increase from the 306 homes closed during 2012, and the average unit price per closing increased 5% to $238,000, from $227,000 one year ago.

For the year ended December 31, 2013, the Company reported 463 new housing contracts signed, net of cancellations, an 18% increase over the 393 contracts signed during 2012. The dollar value of the contracts signed during 2013 increased 21% to $110.4 million as compared to $91.0 million in 2012.

For the year ended December 31, 2013, the Company reported revenue from the sale of commercial, industrial and other land of $16.3 million, generating $8.2 million in operating income, compared to $26.6 million of revenue and $8.0 million of operating income in 2012.

In a separate press release issued earlier today, AV Homes announced the acquisition of privately held, Central Florida-based Royal Oak Homes LLC and certain land positions from affiliated land development companies, for an aggregate purchase price of approximately $65 million in cash.

The Company will hold a conference call and webcast on Friday, March 14, 2014 to discuss its fourth quarter and full year financial results, as well as the acquisition of Royal Oak Homes. The conference call will begin at 8:30 a.m. EDT. The conference call can be accessed live over the telephone by dialing (877) 643-7158 or for international callers by dialing (914) 495-8565; please dial-in 10 minutes before the start of the call. A replay will be available on March 14 2014 at 11:30 a.m. and can be accessed by dialing (855) 859-2056 or for international callers by dialing (404) 537-3406; the conference ID is 6267041. The replay will be available until March 21, 2014. In order to access the live webcast, please go to the Investors section of AV Homes’ website at www.avhomesinc.com and click on the webcast link that will be made available. A replay will be available shortly after the original webcast.

AV Homes, Inc. is engaged in homebuilding, community development and land sales in Florida, Arizona and North Carolina. Its principal operations are conducted near Orlando, Florida, Phoenix, Arizona and Raleigh/Durham, North Carolina markets. The Company builds communities that serve active adults 55 years and older and people of all ages. AV Homes common shares trade on NASDAQ under the symbol AVHI.

This news release, the conference call and the webcast contain “forward-looking statements” within the meaning of the U.S. federal securities laws, which statements may include information regarding the plans, intentions, expectations, future financial performance, or future operating performance of AV Homes, Inc. Forward-looking statements are based on the expectations, estimates, or projections of management as of the date of this news release, the conference call and the webcast. Although our management believes these expectations, estimates, or projections to be reasonable as of the date of this news release, the conference call and the webcast, forward-looking statements are inherently subject to significant business risks, economic and competitive uncertainties, or other contingencies which could cause our actual results or performance to differ materially from what may be expressed or implied in the forward-looking statements. Important factors that could cause our actual results or performance to differ materially from our forward-looking statements include those set forth in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2012, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013, and in our other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. AV Homes disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

Investor Contact:

Mike Burnett

EVP, Chief Financial Officer

480-214-7408

m.burnett@avhomesinc.com

AV HOMES, INC. AND SUBSIDIARIES

Consolidated Statements of Operations and Comprehensive Income (Loss)

(Dollars in thousands, except per share amounts)

	Three Months Ended December 31		Twelve Months Ended December 31
	2013	2012	2013	2012
Revenues
Real estate revenues

Homebuilding	$45,231	$26,323	$124,651	$78,968
Commercial and industrial and other land sales	6,747	5,842	16,303	26,595
Other real estate	32	231	528	598

Total real estate revenues	52,010	32,396	141,482	106,161
Interest income	2,018	32	2,148	127
Other	(3)	731	70	1,199

Total revenues	54,025	33,159	143,700	107,487

Expenses
Real estate expenses
Homebuilding	43,238	26,142	121,753	86,261
Commercial and industrial and other land sales	2,759	2,989	8,111	18,581
Other real estate	796	2,935	3,450	6,279

Total real estate expenses	46,793	32,066	133,314	111,121
Impairment charges (reversal of impairment charges)	677	51,679	(248)	59,043
Loss on extinguishment of debt	—	—	—	1,144
General and administrative expenses	4,093	5,852	15,975	16,148
Interest expense	315	1,717	2,830	7,973

Total expenses	51,878	91,314	151,871	195,429
Income (Loss) from unconsolidated entities	(17)	376	(101)	259

Income (Loss) before income taxes	2,130	(57,779)	(8,272)	(87,683)
Income tax (expense) benefit	—	—	—	—

Net income (loss) and comprehensive loss	2,132	(57,779)	(8,272)	(87,683)
Net income (loss) attributable to non-controlling interests in consolidated entities	306	1,077	1,205	2,552

Net income (loss) and comprehensive loss attributable to AV Homes stockholders	$1,824	$(58,856)	$(9,477)	$(90,235)

Reconciliation of net income (loss) to loss attributable to common stockholders

Net loss	$1,824	$(58,856)	$(9,477)	$(90,235)

Deemed dividend related to beneficial conversion feature of convertible preferred stock (see Note A and Note J for additional information)	—	—	(11,894)	—

Income (Loss) attributable to AV Homes common stockholders	$1,824	$(58,856)	$(21,371)	$(90,235)

Basic and Diluted Income (Loss) Per Share	$0.08	$(4.67)	$(1.34)	$(7.19)

AV HOMES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Dollars in thousands, except share and per share amounts)

	December 31,	December 31,
	2013	2012
Assets
Cash and cash equivalents	$144,727	$79,815
Restricted cash	3,956	4,682
Land and other inventories	240,078	171,044
Receivables, net	3,893	6,730
Income tax receivable	—	1,293
Property and equipment, net	37,844	36,661
Investments in unconsolidated entities	1,230	1,220
Prepaid expenses and other assets	11,138	10,777
Assets held for sale	23,862	25,649

Total Assets	$466,728	$337,871

Liabilities and Equity

Liabilities
Accounts payable	$9,757	$4,656
Accrued and other liabilities	14,280	12,978
Customer deposits and deferred revenues	2,323	1,985
Estimated development liability for sold land	33,232	32,974
Notes payable	105,402	105,402

Total Liabilities	$164,994	$157,995

Contingent convertible cumulative redeemable preferred stock	—	—

Equity
Common Stock, par value $1 per share
Authorized: 50,000,000 shares
Issued: 22,097,252 shares at December 31, 2013
12,938,157 shares at December 31, 2012	$22,097	$12,938
Additional paid-in capital	394,504	262,363
Retained deficit	(127,481)	(106,110)

	289,120	169,191
Treasury stock: at cost, 110,874 shares at December 31, 2013 and December 31, 2012	(3,019)	(3,019)

Total AV Homes stockholders’ equity	286,101	166,172
Non-controlling interests	15,633	13,704

Total Equity	$301,734	$179,876

Total Liabilities and Equity	$466,728	$337,871

AV HOMES, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

For the years ended December 31, 2013 and 2012

(Dollars in thousands)

	For the Year Ended
	2013	2012
OPERATING ACTIVITIES
Net loss (including net gain or loss attributable to non-controlling interests)	$(8,272)	$(87,683)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,804	4,405
Amortization of stock-based compensation	1,648	3,034
Impairment of land and other inventories	(248)	59,043
Loss on extinguishment of debt	—	1,144
Loss (income) from unconsolidated entities	101	(259)
Loss from disposal of assets	36	1,130
Changes in operating assets and liabilities:
Restricted cash	726	3,190
Receivables, net	2,837	999
Income tax receivable	1,293	—
Land and other inventories	(68,787)	(40,576)
Assets held for sale	(1,213)	4,429
Prepaid expenses and other assets	(361)	(786)
Accounts payable, estimated development liability, and accrued and other liabilities	6,661	3,243
Customer deposits and deferred revenues	338	374

NET CASH USED IN OPERATING ACTIVITIES	(62,437)	(48,313)

INVESTING ACTIVITIES
Investment in property and equipment	(1,023)	(4,421)
Proceeds from sales of property and equipment	—	150
Return of capital from unconsolidated entities	—	19
Investment in unconsolidated entities	(111)	(135)

NET CASH USED IN INVESTING ACTIVITIES	(1,134)	(4,387)

FINANCING ACTIVITIES
Issuance of common shares	35,805	—
Issuance of preferred shares	92,030	—
Debt issuance costs	—	(1,683)
Contributions from consolidated joint venture partner	731	13,779
Distributions to consolidated joint venture partner	(7)	(3,076)
Payment of withholding taxes related to restricted stock and units withheld	(76)	(821)

NET CASH PROVIDED BY FINANCING ACTIVITIES	128,483	8,199

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	64,912	(44,501)
Cash and cash equivalents at beginning of year	79,815	124,316

CASH AND CASH EQUIVALENTS AT END OF YEAR	$144,727	$79,815

Non-cash transactions:

Transfer from assets held for sale to land and other inventories and property and equipment	$13,767	$—
Beneficial conversion feature (deemed dividend)	$11,894	$—
Common stock issued for conversion of preferred stock	$92,030	$—

The following table provides a comparison of certain financial data related to our operations for three months and year ended December 31, 2013 and 2012:

	Three Months Ended December 31		Twelve Months Ended December 31
	2013	2012	2013	2012
Operating income (loss):
Active adult communities
Revenues
Homebuilding	$33,452	$11,946	$69,362	$36,018
Amenity	1,878	1,814	7,227	7,014
Expenses
Homebuilding	27,891	10,434	58,051	32,937
Homebuilding selling, general and administrative	3,717	2,393	10,097	11,832
Amenity	1,836	1,756	8,013	7,182

Segment operating income (loss)	$1,886	$(823)	$428	$(8,919)
Primary residential
Revenues
Homebuilding	$9,281	$11,963	$45,611	$33,496
Amenity	620	600	2,451	2,440
Expenses
Homebuilding	8,005	10,124	38,752	29,397
Homebuilding selling, general and administrative	1,235	972	4,433	4,168
Amenity	517	558	2,440	2,380

Segment operating income (loss)	$144	$909	$2,437	$(9)
Commercial and industrial and other land sales
Revenues	$6,747	$5,842	$16,303	$26,595
Expenses	2,759	2,994	8,111	18,581

Segment operating income	$3,988	$2,853	$8,192	$8,014
Other operations
Revenues	$32	$231	$528	$598
Expenses	243	(245)	546	(33)

Segment operating income (loss)	$(211)	$476	$(18)	$631

Operating income (loss)	5,807	3,415	11,039	(283)

Unallocated income (expenses):
Interest income	$2,018	$32	$2,148	$127
Equity loss from unconsolidated entities	(17)	376	(101)	259
Loss on extinguishment of debt	—	—	—	(1,144)
Net (gain)/loss attributable to non-controlling interests	(306)	(1,077)	(1,205)	(2,552)
Corporate general and administrative expenses	(4,093)	(5,852)	(15,975)	(16,148)
Interest expense	(315)	(1,717)	(2,830)	(7,973)
Other real estate expenses, net	(593)	(2,449)	(2,834)	(5,113)
(Impairment) reversal of impairment charge of land developed or held for future development	(677)	(51,584)	281	(57,408)

Income (loss )before income taxes	$1,824	$(58,856)	$(9,477)	$(90,235)
Income tax benefit	—	—	—	—

Net income (loss) attributable to AV Homes	$1,824	$(58,856)	$(9,477)	$(90,235)

Data from closings for the active adult and primary residential homebuilding segments for three months and year ended December 31, 2013 and 2012 is summarized as follows:

	Number of Units	Revenues	Average Price Per Unit
For the three months ended December 31,
2013
Active adult communities	132	$33,398	$253
Primary residential	39	9,222	$236

Total	171	$42,620	$249

2012
Active adult communities	48	$11,991	$250
Primary residential	54	11,963	$222

Total	102	$23,954	$235

	Number of Units	Revenues	Average Price Per Unit
For the year ended December 31,
2013
Active adult communities	281	$69,103	$246
Primary residential	200	45,349	$227

Total	481	$114,452	$238

2012
Active adult communities	148	$36,012	$243
Primary residential	158	33,460	$212

Total	306	$69,472	$227

Data from contracts signed for the active adult and primary residential homebuilding segments for three months and year ended December 31, 2013 and 2012 is summarized as follows:

	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
For the three months ended December 31,
2013
Active adult communities	106	(14)	92	$21,359	$232
Primary residential	19	(6)	13	2,885	$222

Total	125	(20)	105	$24,244	$231

2012
Active adult communities	52	(9)	43	$9,642	$224
Primary residential	60	(16)	44	8,930	$203

Total	112	(25)	87	$18,572	$213

For the year ended December 31,
2013
Active adult communities	398	(53)	345	$81,712	$237
Primary residential	192	(74)	118	28,654	$243

Total	590	(127)	463	$110,366	$238

2012
Active adult communities	221	(55)	166	$40,522	$244
Primary residential	275	(48)	227	50,481	$222

Total	496	(103)	393	$91,003	$232

Backlog for the active adult and primary residential homebuilding segments as of December 31, 2013 and 2012 is summarized as follows:

	Number of Units	Dollar Volume	Average Price Per Unit
As of December 31,
2013
Active adult communities	127	$29,362	$231
Primary residential	40	10,500	$263

Total	167	$39,862	$239

2012
Active adult communities	63	$16,158	$256
Primary residential	122	26,906	$221

Total	185	$43,064	$233